Filed Pursuant to Rule 497(a)
File No. 333-208211

NEWS RELEASE

Contact:	Joe Calabrese
Phone:	212.827.3772
Email:	jcalabrese@frbir.com

NorthStar Corporate Income Offering Declared Effective by
the U.S. Securities and Exchange Commission

New York, NY (March 2, 2016) – NorthStar Corporate Income Fund and NorthStar Corporate Income Fund-T, collectively defined as the “NorthStar Corporate Income Funds”, announced today that their registration statements related to their initial public offerings in aggregate of $3.2 billion of common stock have been declared effective by the U.S. Securities and Exchange Commission.

The NorthStar Corporate Income Funds will invest through NorthStar Corporate Income Master Fund, an unlisted, closed-end fund registered under the Investment Company Act of 1940. NorthStar Corporate Income Master Fund intends to invest in the income producing securities of public and private U.S. and non-U.S. companies, including first and second lien loans, subordinated debt, bonds and structured credit, including collateralized loan obligations (CLO) debt and equity.

NorthStar Asset Management Group Inc. (NorthStar; NYSE:NSAM) with $38 billion1 of assets under management and Och-Ziff Capital Management Group LLC (Och-Ziff; NYSE:OZM) with $44 billion2 in assets under management are leading institutional asset management organizations. NorthStar and Och-Ziff are the parent companies of the adviser and sub-adviser to NorthStar Corporate Income Master Fund, respectively.

NorthStar Securities, LLC (member FINRA/SIPC) is the dealer manager for the NorthStar Corporate Income Funds. Copies of the prospectuses for the offering are available by contacting NorthStar Securities, LLC, at 877-940-8777 or 5299 DTC Blvd., Suite 900, Greenwood Village, CO 80111 or by visiting www.northstarsecurities.com/corporateincome.

1) As of December 31, 2015. Adjusted for sales, acquisitions and commitments to sell or acquire investments by our managed companies through February 26, 2016. Based on investments reported by each managed company, except for certain healthcare joint ventures between multiple managed companies. 2) Includes amount invested by Och-Ziff, its executive managing directors, employees and certain other related parties for which Och-Ziff charged no management fees and received no incentive income for the period presented. The amount presented is estimated and unaudited as of January 1, 2016.

This press release is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. This press release must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our shares, determined if the prospectus is truthful or complete or passed on or endorsed the merits of the offering. Any representation to the contrary is a criminal offense.

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